UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2024

BIONOMICS LIMITED

(Exact name of registrant as specified in its charter)

Australia	001-41157	n/a
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

200 Greenhill Road Eastwood, SA Australia	5063
(Address of principal executive offices)	(Zip Code)

+61 8 8150 7400

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
American Depositary Shares	BNOX	The Nasdaq Global Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

As discussed in two Current Reports on Form 8-K that were filed with the Securities and Exchange Commission on October 2, 2024 and November 8, 2024, Bionomics Limited, an Australian corporation (“Bionomics”), and Neuphoria Therapeutics Inc., a Delaware corporation (“Neuphoria”), have entered into a Scheme Implementation Agreement to re-domicile from Australia to the U.S. State of Delaware pursuant to a Scheme of Arrangement under Australian law. Upon completion of the Scheme of Arrangement, Bionomics would become a wholly-owned subsidiary of Neuphoria.

At a special meeting held at 4:30 pm on December 11, 2024 New York time / 8:30 am on December 12, 2024 Sydney time, Bionomics shareholders approved, by the requisite majority, the Scheme of Arrangement.

Voting Results

In summary:

●	96% of the votes cast by Bionomics shareholders were in favor of the Scheme; and

●	87% of Bionomics shareholders present and voting (in person or by proxy, attorney or corporate representative) voted in favor of the Scheme.

Next Steps

Although Bionomics shareholder approval has been obtained, the Scheme remains subject to a number of customary conditions detailed in the Scheme Implementation Agreement, including:

●	the Supreme Court of New South Wales approving the Scheme at a hearing currently scheduled to occur at 3:00pm Sydney time on December 16, 2024 (“Second Court Hearing”);

●	the independent expert not withdrawing or adversely modifying its conclusion that the Scheme is in the best interest of Bionomics shareholders; and

●	the satisfaction or waiver of any remaining conditions prior to the Second Court Hearing.

Subject to these remaining conditions being satisfied or waived, implementation of the Scheme is expected to occur on or about December 24, 2024.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated December 12, 2024, issued by Bionomics Limited.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIONOMICS LIMITED

Date: December 12, 2024	By:	/s/ Spyridon Papapetropoulos
Spyridon Papapetropoulos
President and Chief Executive Officer

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